PRIVATE PLACEMENT MEMORANDUM                                            No._____

                          POWER EFFICIENCY CORPORATION

                          40 Units at $25,000 per Unit

   Each Unit Comprised of 25,00 Shares of Common Stock at $1.00 per Share and
        a Warrant to Purchase an Additional 25,000 Shares of Common Stock
                            Minimum Purchase One Unit

All 2,000,000 shares of common stock, par value $.001 per share, contained in the Units (the "Shares") offered hereby, are being issued and sold by Power Efficiency Corporation., a Delaware corporation (the "Company"). Prior to this offering (the "Offering'), there has been a limited public market for the Company's common stock. The Offering price has been arbitrarily determined by the Company. The Offering will begin on the date of this Memorandum and continue for 60 days, subject to a the sale of a minimum of 12 Units. See "Summary of the Offering".

                The Units offered hereby involve a high degree of
                  risk and immediate substantial dilution - See
                          the Risk Factors on Page 13.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE MERITS OF, OR GIVE ITS APPROVAL TO, THIS OFFERING. NOR HAS THE SEC NOR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR COMPLETENESS OF THIS MEMORANDUM OR OTHER SELLING LITERATURE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  Price to Public            Selling                 Proceeds to
                                             Commissions/1           Company/2

Per Unit                $25,000               $2,500                  $22,500
Minimum                 $300,000              $30,000                 $270,000
Maximum                 $1,000,000            $100,000                $900,000

1.  The  Offering  is  being  made  directly  by  the  Company  on  a  "12  Unit
$300,000-or-none-best efforts" basis through its directors, officers and employees who shall serve without compensation. However, the Company reserves the right to engage registered broker/dealers in the sale of the Units to assist in this Offering for which the Company will pay brokerage commissions not to exceed 10% on such sales. All proceeds will be held in escrow until the sale of 12 Units. See "Summary of the Offering".

2. After deducting commissions but before deducting the expenses of the offering, which are estimated to be $10,000.

Any representation or warranty that may be made by anyone regarding the Company other than as contained herein is unauthorized and invalid. The Units are being offered under and pursuant to Rule 506 of Regulation D solely to "Accredited Investors" as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "Act").

           ----------------------------------------------------------

                          POWER EFFICIENCY CORPORATION
                           4220 Varsity Drive, Suite E
                               Ann Arbor, MI 48108
                                  201-488-4040
           ----------------------------------------------------------


                   The date of this Memorandum is May 16, 2000

                          POWER EFFICIENCY CORPORATION
                 LIMITED OFFERING SOLELY TO ACCREDITED INVESTORS

THE INFORMATION CONTAINED HEREIN IS DEEMED CONFIDENTIAL BY POWER EFFICIENCY CORPORATION, (HEREINAFTER THE "COMPANY"), HAS NOT NECESSARILY BEEN RELEASED PUBLICLY, AND IS DISCLOSED FOR THE SOLE PURPOSE OF EVALUATION BY A POTENTIAL PURCHASER OF THE UNITS BEING OFFERED HEREBY. SO LONG AS THIS INFORMATION IS NOT PUBLICLY AVAILABLE AND BEARS ON THE VALUE OF AN INVESTMENT IN THE COMPANY'S SECURITIES, NO PERSON TO WHOM IT HAS BEEN MADE AVAILABLE MAY PARTICIPATE IN ANY PUBLIC TRADING INVOLVING SECURITIES OF THE COMPANY BASED UPON THE INFORMATION CONTAINED IN THIS PRIVATE PLACEMENT MEMORANDUM. ANY SUCH TRADING BY A RECIPIENT OF THIS MEMORANDUM, OR BY A PERSON WHO IS INFORMED BY THE RECIPIENT OF THE CONTENTS OF THIS MEMORANDUM, COULD RESULT IN CIVIL OR CRIMINAL LIABILITY TO SUCH RECIPIENT FOR VIOLATION OF FEDERAL OR STATE SECURITIES LAWS.

THE UNITS REFERRED TO HEREIN ARE NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION FOR TRANSACTIONS BY AN ISSUER NOT INVOLVING ANY PUBLIC OFFERING. THESE UNITS ARE BEING OFFERED ONLY TO INVESTORS WHOM THE COMPANY BELIEVES ARE "ACCREDITED INVESTORS" AS THAT TERM IS DEFINED IN RULE 501(A) OF REGULATION D OF THE SECURITIES ACT OF 1933, AS AMENDED.

THE UNITS OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED OR UNDER APPLICABLE STATE SECURITIES LAWS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY STATE OR ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR
SOLICITATION IN SUCH STATE OR JURISDICTION. NEITHER THE DELIVERY OF THIS MEMORANDUM NOR ANY SALE HEREUNDER SHALL CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY OR THE FACTS HEREIN SET FORTH SINCE THE DATE HEREOF.

PROSPECTIVE INVESTORS ARE NOT TO CONSTRUE AS BEING LEGAL ADVICE THE CONTENTS OF THIS MEMORANDUM OR ANY OTHER COMMUNICATIONS FROM THE COMPANY OR ANY OF ITS RESPECTIVE AFFILIATES, RELATED PARTIES, OFFICERS, OR EMPLOYEES. EACH RESPECTIVE INVESTOR SHOULD CONSULT HIS OWN COUNSEL, ACCOUNTANT, OR BUSINESS ADVISOR CONCERNING INVESTMENT IN THE UNITS OFFERED HEREBY.

PRIOR TO THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREIN, THE COMPANY WILL MAKE AVAILABLE TO PROSPECTIVE INVESTORS AND/OR THEIR REPRESENTATIVES AND ADVISORS, THE OPPORTUNITY TO ASK QUESTIONS OF, AND RECEIVE ANSWERS FROM, THE COMPANY OR FROM ANY PERSON ACTING ON ITS BEHALF CONCERNING THE TERMS AND CONDITIONS OF THIS OFFERING AND TO OBTAIN ANY ADDITIONAL INFORMATION, TO THE EXTENT THAT THE COMPANY POSSESSES SUCH INFORMATION OR CAN OBTAIN IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, NECESSARY TO VERIFY THE ACCURACY OF THE INFORMATION CONTAINED IN THIS MEMORANDUM. NO PERSON HAS BEEN AUTHORIZED TO GIVE INFORMATION OR TO MAKE ANY REPRESENTATIONS CONCERNING THIS TRANSACTION WHICH ARE NOT CONTAINED

IN THIS MEMORANDUM, AND ANY SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY.

ANY REPRODUCTION OR DISTRIBUTION OF THIS MEMORANDUM IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF ITS CONTENTS, TO ANY PERSON OTHER THAN THE PERSON TO WHOM THIS MEMORANDUM IS DELIVERED, IS PROHIBITED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY. BY ACCEPTING THIS MEMORANDUM, THE RECIPIENT AGREES TO RETURN IT TO THE COMPANY IF HE/SHE DOES NOT PURCHASE ANY OF THE UNITS OFFERED HEREBY.

EACH INVESTOR MUST CONFIRM AND REPRESENT THAT THE UNITS ARE BEING ACQUIRED FOR LONG TERM INVESTMENT WITHOUT ANY PRESENT OR FORESEEABLE NEED TO CONSIDER DISPOSITION OF THE UNITS.

EACH INVESTOR WILL BE REQUIRED TO MAKE CERTAIN REPRESENTATIONS TO THE COMPANY, INCLUDING (BUT NOT LIMITED TO) REPRESENTATIONS AS TO INVESTMENT INTENT, DEGREE OF SOPHISTICATION, ACCESS TO INFORMATION CONCERNING THE COMPANY AND ABILITY TO BEAR THE ECONOMIC RISK OF THE INVESTMENT.

INVESTMENT  ADVISORS  AND OTHER  MANAGERS  OF  INVESTMENT  ACCOUNTS  SHOULD  NOT
CONSIDER  THIS   INVESTMENT   FOR  ANY  INVESTOR  WHO  DOES  NOT  POSSESS  THESE
QUALIFICATIONS AND SHOULD NOT TRANSMIT THIS MEMORANDUM TO ANY SUCH INVESTOR.

THE UNITS OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY ANY FEDERAL OR STATE GOVERNMENTAL AUTHORITY NOR HAS ANY SUCH AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

NO OFFERING LITERATURE OR ADVERTISING IN WHATEVER FORM SHALL BE EMPLOYED IN THIS OFFERING EXCEPT FOR THIS MEMORANDUM, STATEMENTS CONTAINED HEREIN AND THE EXHIBITS ATTACHED HERETO. NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS OR GIVE ANY INFORMATION WITH RESPECT TO THIS OFFERING OTHER THAN THE INFORMATION CONTAINED HEREIN, AND IF GIVEN OR MADE, ANY SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY.

THIS CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM PROVIDES A DESCRIPTION OF THE UNITS OFFERED HEREBY AS WELL AS A SUMMARY OF THE DOCUMENTS PURPORTED TO BE SUMMARIZED HEREIN. HOWEVER, THIS MEMORANDUM IS A SUMMARY ONLY AND DOES NOT PURPORT TO BE COMPLETE. ACCORDINGLY, REFERENCE IS MADE TO THE OPERATIVE AGREEMENTS AND OTHER DOCUMENT, COPIES OF WHICH ARE ATTACHED AS EXHIBITS HERETO OR WILL BE SUPPLIED UPON REQUEST, FOR THE EXACT TERMS OF SUCH AGREEMENTS AND DOCUMENTS TO WHICH REFERENCE IS MADE HEREIN.

THE COMPANY HAS THE RIGHT IN ITS SOLE DISCRETION TO REJECT ANY SUBSCRIPTION FOR ANY REASON WHATSOEVER. THE COMPANY IS NOT OBLIGATED TO NOTIFY THE RECIPIENTS OF THIS MEMORANDUM THAT ALL OF THE UNITS OFFERED HEREBY HAVE BEEN SOLD. ASSUMING THAT ALL OF THE SUBSCRIPTION DOCUMENTS ARE IN ORDER AND THAT A SUBSCRIBER MEETS THE SUITABILITY STANDARDS AND SUCH OTHER STANDARDS AS THE COMPANY SHALL, IN ITS DISCRETION, FROM TIME TO TIME ESTABLISH FOR THE PURCHASE OF THE UNITS, SUCH
SUBSCRIBERS WILL BE ACCEPTED ON A FIRST- COME BASIS AND SUBJECT TO PRIOR SUBSCRIPTIONS AND THE RIGHT OF THE COMPANY TO ACCEPT OR REJECT ANY SUBSCRIPTIONS.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISK OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THIS CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM PROVIDES A DESCRIPTION OF THE UNITS OFFERED HEREBY AS WELL AS A SUMMARY OF THE DOCUMENTS PURPORTED TO BE SUMMARIZED HEREIN. HOWEVER, THIS MEMORANDUM IS A SUMMARY ONLY AND DOES NOT PURPORT TO BE COMPLETE. ACCORDINGLY, REFERENCE IS MADE TO THE OPERATIVE AGREEMENTS AND OTHER DOCUMENTS, COPIES OF WHICH ARE ATTACHED AS EXHIBITS HERETO OR WILL BE SUPPLIED UPON REQUEST, FOR THE EXACT TERMS OF SUCH AGREEMENTS AND DOCUMENTS TO WHICH REFERENCE IS MADE HEREIN.

SEE THE SECTION ENTITLED "STATE LAW LEGENDS" ANNEXED HERETO AS EXHIBIT "J" AND HEREBY INCORPORATED HEREIN BY REFERENCE, FOR CERTAIN INFORMATION RELATING TO THE VARIOUS BLUE SKY LAW REQUIREMENTS APPLICABLE TO RESIDENTS OF CERTAIN STATES WHERE THE OFFER MAY BE MADE.

Forward Looking Statements

When used in this Memorandum, the words "may," "will,"expect," "anticipate," "continue," "estimate," "project," "intend" and similar expressions are intended to identify forward- looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 regarding events, conditions and financial trends that may affect the Company's future plans of operations, business strategy, operating results and financial position. Shareholders and prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties and that actual results may differ materially from those included within the forward-looking statements as a result of various factors. Such factors are described herein under the heading "Risk Factors."

                                                 TABLE OF CONTENTS

Summary of the Offering................................................... 6

Accredited Investor Subscription Agreement................................ 11


                                    EXHIBITS

EXHIBIT A:    Form of Escrow Agreement

EXHIBIT B:    Form of Common Stock Purchase Warrant


EXHIBIT C:    Definition of Accredited Investor

EXHIBIT D:    Form of Investment Letter

EXHIBIT E:    May 8, 2000 Term Sheet with Performance Control LLC


EXHIBIT F:    Agreement with R.Scott Caputo dated September 29, 1999


EXHIBIT G:    Reprint of Article From the April 2000 Edition of Energy User News


EXHIBIT H:    Unaudited Financial Statements of the Company for the Fiscal year
              Ended December 31, 1998

EXHIBIT I:    United States Patent No. 5821726 and NASA License


EXHIBIT J:    State Notice Requirements

                             SUMMARY OF THE OFFERING

The following summary of the Offering memorialized in this private placement memorandum (the "Memorandum") describes the numerous aspects of the Offering believed by the Company to be material to investors. This summary, together with the unaudited management financial statements referred to herein should be read in their entirety by prospective investors. The following summary is, therefore, qualified in its entirety by reference to full text of the accredited investor subscription agreement following this summary (the "Subscription Agreement") and to the exhibits attached hereto.

The Company ........The  Company  was  organized  under the laws of the state of
                    Delaware in October 1994. The Company's temporary executive offices are located at 4220 Varsity Drive, Suite E, Ann Arbor, MI 48108. The telephone number of the Company is
                    (201) 488-4040

                    Until 1997, the Company was a development stage entity that sought to become engaged in the design, development, marketing and sale of proprietary solid state electrical components designed to effectively reduce energy consumption in alternating current induction motors. Alternating current induction motors are commonly found industrial and commercial facilities throughout the world.

                    Commencing in 1997, the Company commenced the sale of Power Commander(TM), its principal and proprietary product, which results in reduced energy consumption in alternating current induction motors in industrial applications of approximately 25 to 35 percent. In addition, the Power Commander(TM) extends motor life, minimizes maintenance, results in cooler running, reduced stress and strain on the motor and reduces stress and strain on accompanying electrical and mechanical systems. The Company's Power Commander(TM) was the subject of a United States Patent granted in 1997. A copy of the patent is annexed hereto as Exhibit "I" and incorporated herein by reference. The Company offers the Power Commander(TM) in two versions, each of which is a distinctly different product, marketed and sold to different applications using different techniques. These two products are the Three Phase Power Commander(TM) used in industrial and commercial applications and the Single Phase Power Commander(TM) used in consumer applications such as home appliances and the like.

Term Sheet .........On May 8, 2000,  the  Company  entered  into a written  term sheet (the "Term Sheet") with Performance Control, LLC, an affiliated privately owned Michigan limited liability company ("Control"). The Term Sheet was executed by the Company, Control, the officers, directors and principle stockholders of the Company, and the principle members and manager of Control. The Term Sheet set forth the agreement and understanding of the Company and Control as to the parameters of a business combination between the Company and Control and a reorganization of the Company. The Company intends to utilize a portion of the proceeds from the Offering to implement the transaction memorialized by the Term Sheet and consisting of the following: (i) a change of the Company's Board of Directors and management including the execution of employment agreements; (ii) the acquisition of the assets of Control in consideration of an aggregate of 1,112,245 authorized but unissued shares of the Company's common stock (the "Acquisition Shares"); (iii) the repayment or restructuring of a $100,000 working capital loan made on September 29, 1999; (iv) the filing of a Form 10SB with the SEC; (v) the issuance of 50,000 common stock purchase warrants to a non-affiliated consultant; and (vi) the extension of outstanding underwriter's warrants to purchase an aggregate of 36,720 shares of the Company's common stock at $5.50 per share. The foregoing are collectively referred to as the "Transaction". Additional information concerning the Transaction is set forth in the enclosed Subscription Agreement.

The Company's

Obligations ........In order for the business combination with Control to close, and in addition to other conditions contained in the Term Sheet, the Company will be required to sell a minimum of 12 Units offered hereby within 60 days from May 8, 2000. The sale of units in the Company's May 12, 2000 bridge loan offering comprised of $50,000 principal amount of 12% convertible promissory notes convertible into Units shall qualify towards the sale of the minimum number of Units.

The  Units .........Each Unit is  comprised  of 25,000  authorized  but unissued shares of the Company's Common Stock, $.001 par value per share, offered at $1.00 per Share (the "Unit Shares"), and a five year warrant to purchase 25,000 additional shares of the Company's Common Stock, $.001 par value per share (the "Warrant Shares") at $3.00 per Warrant Share during the first year of the term of this Warrant expiring on the first anniversary of the date hereof, $4.00 per Warrant Share during the second year expiring on the second anniversary of the date hereof, and $5.00 per Warrant Share during the third year expiring on the third anniversary of the date hereof (the "Warrant"). A form of Warrant is annexed hereto as Exhibit "B" and hereby incorporated herein by reference. The Unit Shares and the Warrant Shares will be "restricted securities" as that term is defined under Rule 144 under the Act and ineligible for public sale for a period of 12 months from the date of issuance.

The Offering

        Number of Offered Units

             Minimum                                         12
             Maximum                                         40
        Price per Unit                                       $25,000
        Type of Offering                                     $300,000-or-none
        Shares authorized

             Common Stock,    $.001 par                      9,000,000
             Preferred Stock, $.001 par                      1,000,000
        Shares outstanding prior to Offering                 4,383,600 (1)(2)
        Shares outstanding after Offering
             Minimum                                         4,683,600
             Maximum                                         5,383,600 (1)(2)
        Equity ownership by Subscribers before
        the Acquisition of the assets of Control
             Minimum                                         6.4
             Maximum                                         18.6% (1)(2)
        Equity ownership by Subscribers after
        the acquisition of the assets of Control
            Mimimum                                          5.2

             Maximum                                         15.3% (1)(2)
         Equity ownership by existing stockholders of the Company before the acquisition of the assets of Control

             Minimum                                         93.6%
             Maximum                                         81.4% (1)(2)
          Equity ownership by existing stockholders
          of the Company after the acquisition of
          the assets of Control
             Minimum                                         75.6% (1)(2)
             Maximum                                         67.4% (1)(2)
                          ---------------

          (1) Prior to the issuance of a minimum of 300,000 and a maximum of 1,000,000 Warrant Shares upon exercise of the Warrants.

          (2) Prior to the exercise of five year options to purchase an aggregate of 500,000 shares of the Company's common stock at $5.00 per share (463,640 shares) and $5.50 (36,360 shares)
               granted on November 6, 1996 under the Company's 1994 Incentive Option Plan.

Use of  Proceeds    The Company intends to utilize the proceeds from the sale of the Units to implement the Transaction and for working capital purposes.



Control ............Control is engaged in the assembly and distribution of motor controller products and energy management related electrical components since 1996. The principals of Control have been involved in the energy management business for approximately ten years and have developed several significant strategic relationships, in a number of industries including manufacturing, refrigeration, petroleum, lumber and automotive. Since 1996, and pursuant to the terms and conditions of a Product Assembly and Distributorship Agreement and a License Agreement with the Company, Control has been principally engaged in the assembly and distribution of the Company's Three Phase Power
                    Commander(TM) and the Company's Single Phase Power Commander(TM).

Risk Factors........The  Units are  speculative  securities  and  involve a high degree of risk and immediate dilution, and should be purchased only by persons who can afford the loss of their entire investment.

Method of
Distribution .......The  Units  are  being   offered   by  the   Company   on  a
                    best-efforts-12 Unit ($300,000)-or-none basis. In the event that a minimum of 12 Units are not sold and paid for within 60 days from the date of this Memorandum, all funds received from subscribers will be returned without interest thereon or deduction therefrom. Pending the sale of a minimum of 12 Units, all checks representing an investment in the Units will be deposited in an attorneys escrow account maintained by Lester Yudenfriend, Esq., securities counsel to the Company at the European American Bank (the "Escrow Account"). In the event that a minimum of $3000,000 has not been deposited into the Escrow Account within 60 days from May 8, 2000 (the "Termination Date"), all proceeds received from subscribers will be promptly returned to them without interest thereon or deduction therefrom. In the event a minimum of $300,000 has been deposited into the Escrow Account by the Termination Date, the Company may continue to sell the remaining Units until the expiration of 120 days from May 8, 2000, the date of the Term Sheet.

                    The Units are being offered by the officers and directors of the Company without compensation. The Units may also be offered on a best-efforts basis by registered broker dealers that are members of the National Association of Securities Dealers, Inc. ("Selling Agents"). In the event that the services of Selling Agents are used, the Company may pay a 10% commission on all such sales.

Method of
Subscriptions ......In order to subscribe  for the Units being  offered  hereby, each investor must complete and execute: (i) the subscription agreement, a form of which follows this Summary. (the "Subscription Agreement"); (ii) the escrow agreement, a form of which is annexed hereto as Exhibit "A" and hereby incorporated herein by reference (the "Escrow Agreement"); and (iii) the investment letter, a form of which is annexed hereto as Exhibit "D" and hereby incorporated herein by reference(the "Investment Letter"). The Company has reserved the discretionary right to reject all or any portion of any subscription and to abandon the Offering at any time prior to a closing on the minimum amount of Units.

                    Investors purchasing Units will make payment in full at the time of subscription.

                    Executed Subscription Agreements, Escrow Agreements and Investment Letters shall be delivered to the Company, along with the investor's check or money order payable to "Lester Yudenfriend, Esq. as Escrowee" The Company shall give each investor notice of the acceptance or rejection of his or her subscription.

Terms of
Offering ...........The  Company is offering  the Units  pursuant to Rule 506 of
                    Regulation D under the Act. The Units are being offered only to Accredited Investors as that term is defined in Rule 501 of Regulation D under the Act and as defined in Exhibit "C" annexed hereto.


Absence of
Current
Audited
Financial
Statements........  The only financial information being supplied to Subscribers is the Company's unaudited financial statements for the fiscal year ended December 31, 1998 (the "98 Financials"). A copy of the 98 Financials are annexed hereto as Exhibit "I" and hereby incorporated herein by reference. The Company has yet to complete the audit of the 1998 Financials much less the financial statements for the fiscal year ended December 31, 1999 (the "99 Financials") or the three months ended March 31, 2000. There can be no assurance that the 98 Financials will not be materially adjusted if and when the same are audited. Similarly, there can be no assurance that the Company's 99 Financials will be audited. A failure to audit the 98 and/or the 99 Financials will materially adversely effect the Company's ability to file the Form 10 and to complete the Transaction.

                          POWER EFFICIENCY CORPORATION
                   ACCREDITED INVESTOR SUBSCRIPTION AGREEMENT

         SUBSCRIPTION AGREEMENT (the "Agreement") Between Power Efficiency Corporation, a publicly owned Delaware corporation with temporary offices c/o 4220 Varsity Drive, Suite E, Ann Arbor, MI 48108 (the "Company") and the individual, firm or entity executing this Agreement on the last page hereof (the "Subscriber"). The Offering (as that term is hereinafter defined) shall be offered only to and consummated strictly with "Accredited Investors" as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "Act")and set forth on Exhibit "C" and hereby incorporated herein by reference. This Agreement sets forth the terms under which the Subscriber will invest in the Company.

         1. Description of the Offering. This Agreement sets forth the terms under which the Subscriber will invest in the Company. This subscription is for a minimum of 12 and a maximum of 40 units at a purchase price of $25,000 per unit (the "Units"). Each Unit is comprised of 25,000 authorized but unissued shares of the Company's Common Stock, $.001 par value per share, offered at $1.00 per Share (the "Unit Shares"), and a three year warrant to purchase 25,000 additional shares of the Company's Common Stock, $.001 par value per share (the "Warrant Shares") at $3.00 per Warrant Share during the first year of the term of this Warrant expiring on the first anniversary of the date hereof, $4.00 per Warrant Share during the second year expiring on the second anniversary of the date hereof, and $5.00 per Warrant Share during the third year expiring on the third anniversary of the date hereof (the "Warrant"). The Unit Shares and Warrant Shares will be "restricted securities" as that term is defined under Rule 144 under the Act and ineligible for public sale for a period of 12 months from the date of issuance. As a condition precedent to the issuance of the Unit Shares, the Subscriber shall be required to sign the investment letter annexed hereto as Exhibit "D" and hereby incorporated herein by reference. The Units are being offered under and pursuant to Rule 506 of Regulation D (the "Rule") under the Act for a period of 60 days. This offering (the "Offering") is being conducted solely to "Accredited Investors" as that term is defined in Rule
501(a) of Regulation D under the Act The Offering is being conducted for the purpose of providing the working capital necessary to put the Company in the position to implement the Company's proposed business combination and reorganization of the Company with Performance Control, LLC, an affiliated Michigan limited liability company ("Control") pursuant to a written term sheet dated May 8, 2000 executed by the Company, Control, the officers, directors and principle stockholders of the Company, and the principle members and manager of Control, a true copy of which is annexed hereto as Exhibit "E" and hereby incorporated herein by reference. (the "Term Sheet"). The entire Offering consists of an aggregate of 1,000,000 Unit Shares and 1,000,000 Warrant Shares.

         The business combination and reorganization of the Company shall consist of and the Company shall utilize a portion of the proceeds derived from the Offering to implement the following: (i) a change of the Company's Board of Directors and management including the execution of two employment agreements;
(ii) the acquisition of the assets of Control in consideration of an aggregate of 1,112,245 authorized but unissued shares of the

Company's common stock (the "Acquisition Shares"); (iii) the repayment or restructuring of a $100,000 working capital loan made on September 29, 1999;
(iv) the filing of a Form 10SB with the SEC; (v) the issuance of 50,000 common stock purchase warrants to a non- affiliated consultant; and (vi) the extension of outstanding underwriter's warrants to purchase an aggregate of 36,720 shares of the Company's common stock at $5.50 per share (collectively referred to as the "Transaction"). The parameters of the Transaction are enumerated in the Term Sheet, a copy of which is annexed hereto as Exhibit "E".

         The following is a brief description of the constituent elements of the Transaction as set forth in the Term Sheet:

         The Change of Management. As soon as practicable, Anthony C. Caputo shall resign as a director of the Company for personal reasons. The vacancy created by Mr. Caputo's resignation shall be filled by Steven Shulman. Thereafter, Gerard S. DiFiore shall resign as a director of the Company for personal reasons. The vacancy created by Mr. DiFiore's resignation shall be filled by a duly qualified representative of the group of private investors in the Financing (the "Nominee"). The new Board of Directors shall elect new interim executive officers of the Company to serve at the discretion of the group of private investors financing the transaction (the "Investors") and/or the investment bank, joint venture or industry partner intended to be recruited by the Investors to finance the subsequent round of capital raising as follows:

       President and Chief Sales Officer       -      Stephen Shulman
       Chief Operating Officer                 -      Nicholas Anderson
       Chief Financial Officer                 -      the Nominee

An integral part of the change of management shall be the Company's preparation and execution of five year employment agreements with Nicholas Anderson and Steven Shulman as executive officers. These agreements shall provide for first year base salaries of $120,000. The salaries for the second through fifth years shall be $120,000 plus annual increases or bonuses tied to both the level of the Company's gross revenues and amount of net after tax profits. In addition to offering comprehensive health benefits and the inclusion of customary vacation, expense reimbursement, confidentiality, non-compete, and disability provisions, the agreements shall offer Shulman incentive stock options to purchase such number of shares of the Company's common stock as shall be mutually agreed upon between the individuals and the Company's investment banker up to a maximum of 500,000 shares.

         The Business Combination. As soon as practicable but in no event later than 60 days from May 8, 2000, the Company shall enter into a written asset purchase agreement with Control (the "Acquisition Agreement"). Pursuant to the Acquisition Agreement, the Company shall acquire all of the assets of Control solely in exchange for an aggregate of 1,112,245 Acquisition Shares valued, for the purposes of the Acquisition Agreement, at $.50 per Acquisition Share(the "Acquisition"). The Acquisition Agreement shall provide that Control shall utilize an aggregate of 28,500

Acquisition Shares to satisfy $114,000 in notes payable to members and an aggregate of 73,745 Acquisition Shares to satisfy $294,978 in accrued salaries payable to members and employees of Control. In addition, the Acquisition Agreement shall provide that the Company will assume the approximately $450,000 of accrued labilities of Control. The Acquisition Shares will represent an approximate 20.4% equity interest in the Company as of the date of the Term Sheet prior to: (i) the original issuance of the Unit Shares; (ii) the exercise of the Warrants or the original issuance of the Warrant Shares; or (iii) the exercise of five year options to purchase an aggregate of 500,000 shares of the Company's common stock at $5.00 per share (463,640 shares) and $5.50 (36,360 shares) granted on November 6, 1996 under the Company's 1994 Incentive Option Plan (the "Options"). The Acquisition Shares will be "restricted securities" as that term is defined in Rule 144(a)(3) under the Act. The officers, directors and principal stockholders of the Company and Control shall agree that if required by the Company's investment/merchant banker in the next round of financing, if any, they will enter into identical voluntary lock up agreements with the Company with respect to the Acquisition Shares. The Acquisition Agreement shall provide for the mutual release of liability arising under the disputed December 31, 1998 Asset Purchase Agreement between the Company and Control. The Company and Control shall negotiate in good faith and use their best efforts to arrive at a mutually acceptable Acquisition Agreement for approval, execution and delivery at the earliest reasonably practical date, but in no event later than 60 days from May 8, 2000. The Company and Control will thereupon use their best efforts to effect a closing and to proceed with the transactions contemplated by the Acquisition Agreement as promptly as is reasonably practicable. In the event a minimum of $300,000 has not been sold by the Company within the aforesaid 60 days, Control has retained the right, on ten days prior written notice to the Company, to terminate the Acquisition Agreement with the Company.

         The Debt Restructuring. As soon as practicable, the Company and R. Scott Caputo ("RSC") shall amend their written loan agreement dated September 29, 1999, a true copy of which is annexed hereto as Exhibit "F" and hereby incorporated herein by reference, wherein RSC lent the sum of $100,000 to the Company (the "RSC Agreement"). The amendment to the RSC Agreement shall provide that in the event the Company is successful in the sale of all 40 Units, the Company will repay its $100,000 obligation to RSC together with all accrued interest (the "RSC Loan"). In the event the Company sells less than 40 Units, the Company and RSC shall renegotiate the terms and conditions of the RSC Loan. In either event the RSC Agreement shall be modified to release the lien on the 200,000 shares of the Company's common stock being held as collateral security for the RSC Loan and owned of record by Nicholas Anderson, an executive officer and director of the Company.

         The Form 10-SB. As soon as practicable following: (i) the closing of the Financing; (ii) the change in management; (iii) the closing of the acquisition of the assets of Control; and (iv) the restructuring of the RSC Loan; the Company shall file with the Securities and Exchange Commission (the "SEC") a registration statement on Form 10-SB (the "Form 10"). The Form 10 shall be accompanied by audited financial statements for the two fiscal years ended December 31, 1999 and unaudited financial statements as required by Rule 3-12 of Regulation S-X.

         The Warrant Issuance. As soon as practicable after May 8, 2000, the Company shall issue to a non-affiliated third party consultant a five year warrant to purchase 50,000 restricted shares of the Company's common stock at an exercise price equal to the fair market value thereof in the over the counter market on the date the warrant is issued.

         Warrant Extension. As soon as practicable after May 8, 2000, the Company shall extend the exercise date of the warrant issued to a registered broker dealer on July 15, 1996 to purchase an aggregate of 36,720 shares of the Company's common stock at $5.50 per share. The term of this warrant shall be extended until the close of business on October 15, 2002.

         2. Terms of the Offering. The Company is offering the Units on 12 Unit ($300,000) minimum, best efforts basis for a period of 60 days by its officers and directors who will serve in this capacity without compensation. However, the Company reserves the right to utilize the services of participating NASD member broker-dealers or registered representatives (the "Selling Agents"). In the event Selling Agents are utilized, the Company will pay sales commissions to the Selling Agents up to a maximum of 10% of the gross Offering proceeds sold by such Selling Agents. As provided in the escrow agreement annexed to this Agreement as Exhibit "A" and hereby incorporated herein by reference (the "Escrow Agreement"), shares of the Company's common stock comprising the Units will be deposited in an attorney's escrow account maintained by Lester Yudenfriend, Esq., securities counsel to the Company (the "Escrow Account"). In the event that a minimum of $3000,000 has not been deposited into the Escrow Account within 60 days from May 8, 2000 (the "Termination Date"), all proceeds received from subscribers will be promptly returned to them without interest thereon or deduction therefrom. In the event a minimum of $300,000 has been deposited into the Escrow Account by the Termination Date, the Company may continue to sell the remaining Units until the expiration of 120 days from the date of the Term Sheet. The Unit Shares and the Warrant Shares will be unregistered securities as that term is defined under the Act and will be ineligible for public sale for a period of 12 months from the date of issuance or the exercise of the Warrants. Accordingly, all certificates representing the Unit Shares and the Warrant Shares will bear a restrictive legend on their face and will be subject to a stop transfer order on the books and records of the Company and/or the Company's transfer agent.

         Certificates representing the Unit Shares and the Warrant Shares shall be registered in the name(s) of the beneficial owner(s) as they appear on the last page of this Agreement and thereafter mailed to the address appearing therein as soon as possible following the date the Subscriber's funds clear collection. The execution of this Agreement is a condition precedent to a valid subscription to the Units. Execution of this Agreement shall constitute an offer by the Subscriber to subscribe to the Units in the amount and on the terms specified herein. The Company reserves the right, in its sole discretion, to reject in whole or in part, any subscription offer. If the Subscriber's offer is accepted, the Company will execute a copy of this Agreement and return it to Subscriber. Upon execution of this Agreement, the Company will deliver to the Subscriber a certificate representing the number of Unit Shares purchased and a Warrant duly executed by the President and Secretary of the Company.

         3. Subscription Payment. Subscription to the Units requires a cash investment of $25,000 per Unit. The subscription price will be payable in cash in full on subscription.

         4. Brief Description of the Company. A brief description of the Company's business is set forth below. The Subscriber hereby represents that the Subscriber has read the same prior to the signing of this Agreement. In addition, and simultaneously with the delivery of this Agreement, the Company has afforded the Subscriber the opportunity to ask questions of and receive answers from management of the Company concerning the information disclosed below.

Until 1997, the Company was a development stage entity that sought to become engaged in the design, development, marketing and sale of proprietary solid state electrical components designed to effectively reduce energy consumption in alternating current induction motors. Alternating current induction motors are commonly found industrial and commercial facilities throughout the world.

Commencing in 1997, the Company commenced the sale of Power Commander(TM), its principal and proprietary product, which results in reduced energy consumption in alternating current induction motors in industrial applications of approximately 25 to 35 percent. In addition, the Power Commander(TM) extends motor life, minimizes maintenance, results in cooler running, reduced stress and strain on the motor and reduces stress and strain on accompanying electrical and mechanical systems. The Company's Power Commander(TM) was the subject of a United States Patent granted in 1997. A copy of this patent is annexed hereto as Exhibit "I" and incorporated herein by reference. The Company offers the Power Commander(TM) in two versions, each of which is a distinctly different product, marketed and sold to different applications using different techniques. These two products are the Three Phase Power Commander(TM) used in industrial and commercial applications and the Single Phase Power Commander(TM) used in consumer applications such as home appliances and the like.

The Company intends to utilize the proceeds from this Offering to consummate the Transaction and thereafter to penetrate the new and retrofit alternating current induction motor market. Management estimates that there are over one billion alternating current induction motors currently in operation and almost three hundred million new motors are purchased each year as replacements or new applications. Many of these motors are candidates to be retrofitted with the Power Commander(TM), especially in the four industries in which the Company has concentrated its initial efforts: the elevator and escalator industry; plastics granulators; machine tools; and pump jacks for the petroleum industry.

As of the date of this Memorandum, more than 2,500 units of the Company's motor controller products have been installed at facilities throughout the United States. In most cases, these units have demonstrated the ability to reduce energy consumption of alternating current induction motors by an average of approximately 25%. The Company's management believes that these tests and additional successful testing results from nationally accredited laboratories and Fortune 500 companies will maximize product acceptance in the various compatible industries.

In 1997, the Company was granted a United States Patent covering various motor controller aspects of its Power Commander(TM). In addition, the Company is an exclusive licensee pursuant to a patent license agreement of certain Power Factor Controller Technology owned by the United States, as represented by the National Aeronautics and Space Administration ("NASA"). This license agreement, which expires on July 31, 2001, covers the USA and its territories and possessions and requires the Company to pay certain royalties to NASA in connection with the Company's sale of products employing technology utilizing the licensed group of patents. The government's patents covers various systems employed by motor controllers. The Company's rights under the agreement are non transferable and may not be sublicensed without NASA's consent. The agreement terminates on July 31, 2001 upon the expiration of all of the licensed patents, unless reissuance of the patents occur. The agreement is terminable by NASA for various reasons including, among other things, the Company's default in the payment of royalties, default in making of required reports, the failure to market products employing the invention, or under other circumstances.

         5.       Risk Factors Associated With an Investment in the Units.

An investment in the Units involves a high degree of risk and should be considered only by Subscribers who can sustain the loss of their entire investment. Accordingly, the Subscriber hereby represents that the Subscriber has read the following risk factors prior to the signing of this Agreement. In addition, the Subscriber acknowledges that simultaneously with the delivery of this Agreement, the Company has afforded the Subscriber the opportunity to ask questions of and receive answers from management of the Company concerning the risk factors disclosed below.

         No Assurance of Return to the Bulletin Board; Volatility of Price.Commencing on May 24, 2000, the shares of the Company's common stock will be delisted from the OTC Bulletin Board and will only be traded in the pink sheets published by the National Quotation Bureau, Inc. (the "Pink Sheets"). Until and unless the Company is successful in finalizing the acquisition of the assets of Control and filing and causing the Form 10 to become effective under the Securities Exchange Act of 1934, of which there can be no assurance, the Company's common stock will continue to trade in the Pink Sheets. Following the closing of this Offering, the Company intends to renew or seek a new listing in Standard & Poor's Corporation Records. There can be no assurance that the Company will be successful in its efforts and, even if the Company is successful, there can be no assurance that a regular trading market for the Company's common stock will develop, continue or be sustained. The Pink Sheets offer significantly less trading liquidity than the OTC Bulletin Board. Price quotations for securities traded in the Pink Sheets are not available in newspapers. Therefore, this lack of readily available price information may impair the ability of purchasers of the Units to sell them at or near their original offering price or at any price. Furthermore, it is unlikely that a lending institution will accept the Company's securities as pledged collateral for loans even if a regular trading market develops or continues. In addition, the trading price of the Company's common stock could be subject to wide fluctuations in response to quarterly variations in the Company's operating results, announcements by the Company or others, developments affecting the Company, and other factors or events. In addition, the stock market has experienced extreme price and volume fluctuations in recent months. These fluctuations have had a substantial effect on the market price for many companies, often unrelated to operating performance, and these factors may adversely affect the market price of the Company's common stock.

                  Control's Right of Termination. The Term Sheet contains a provision whereby in the event a minimum of $300,000 has not been sold by the Company in the Private Offering within the aforesaid 60 days, Control has retained the right, on ten days prior written notice to the Company, to terminate the Acquisition Agreement with the Company. In the event of the termination by Control as a result of the failure of the Company to meet its minimum obligations under the Private Offering, the Subscribers to the Units will in all likelihood lose their entire investment.

                  Financial Statement Risk. The only financial information being supplied to Subscribers is the Company's unaudited financial statements for the fiscal year ended December 31, 1998 (the "98 Financials"). A copy of the 98 Financials are annexed hereto as Exhibit "H" and hereby incorporated herein by reference. The Company has yet to complete the audit of the 1998 Financials much less the financial statements for the fiscal year ended December 31, 1999 (the "99 Financials") or the three months ended March 31, 2000. There can be no assurance that the 98 Financials will not be materially adjusted if and when the same are audited. There can be no assurance that the Company's 99 Financials will be audited. A failure to audit the 99 Financials will materially adversely effect the Company's ability to file the Form 10 or to complete the Transaction.

                  Limited Capitalization. Prior to the date of this Offering, the Company had limited working capital and will be dependent upon the net proceeds from this Offering for the consummation of the Transaction. In addition, and even if this Offering is successfully completed with the sale of all offered Units, the Company may be required to seek additional financing if anticipated levels of revenue are not realized, if higher than anticipated costs are incurred in the manufacture and marketing of the Company's products, or if product demand exceeds expected levels. There can be no assurance that any additional financing thereby necessitated will be available on acceptable terms, if at all. Currently, the Company has no existing credit facilities or similar bank borrowing arrangements but may seek to secure such arrangements following consummation of this Offering. No assurances can be given that any such arrangements will be secured.

         Limited Operating History, Manufacturing and Distribution Arrangements. To date, and principally attributable to a lack of working capital and longer than anticipated research and development time and expense, the Company's operations have been limited in scale. Although the Company has a contract manufacturing arrangement with an automated production facility, has established relationships with suppliers, and received contracts for its products, the Company may experience difficulties in production scale-up, inventory management, product distribution and working capital until such time as the Company's operations have been scaled-up to normal commercial levels.

                  Company's License From NASA Not Exclusive. The basic technology upon which the Company's products are based is derived from a patent license agreement by and between the Company and NASA. The Company's license from NASA is not exclusive, although the Company is one of only two licensees of NASA's Power Factor Controller Technology. The Company has also made certain improvements to the basic technology covered by the NASA license, which may place the Company in a competitively superior position to the other licensee. No assurance can be given, however, that the other licensee will not seek to improve the basic technology in the way that the Company has.

                  Supplier Dependence. Although the Company believes that most of the key components required for the production of its products are currently available in sufficient production quantities from multiple sources, there can be no assurance that they will remain so readily available. It is possible that other components required in the future may necessitate custom fabrication in accordance with specifications developed or to be developed by the Company. Also, in the event that the Company, or its contract manufacturer as applicable, is unable to develop or acquire components in a timely fashion, the Company's ability to achieve production yields, revenues and net income will be adversely affected.

                  Sales and Marketing Risks. The Company's products are currently distributed through the network of contacts established by the Company's principal stockholders, which contacts were developed out of other business enterprises conducted by them. The Company's future growth and profitability will depend upon the successful development of a distribution network and upon their ability to penetrate the market with the Company's products.

                  Competition; Rapid Technological Change. The Company competes against a number of companies, many of which have longer operating histories, established markets and far greater financial, advertising, research and development, manufacturing, marketing, personnel and other resources than the Company currently has or may reasonably be expected to have in the foreseeable future. This competition may have an adverse effect on the ability of the Company to expand its operations or operate profitability. The motor control industry is highly competitive and characterized by rapid technological change. The Company's future performance will depend in large part upon its ability to become and remain competitive and to develop, manufacture and market acceptable products in these markets. Competitive pressures may necessitate price reductions which can adversely affect revenues and profits. If the Company is not competitive in its ongoing research and development efforts, its products may become obsolete, or be priced above competitive levels. Although management believes that, based upon their performance and price, the Company's products are attractive to customers, there can be no assurance that competitors will not introduce comparable or technologically superior products which are priced more favorably than the Company's products.

                  No Cash dividends on Common Stock. The Company has not paid or declared any dividends on its common stock and does not anticipate paying or declaring any cash dividends on its common stock in the foreseeable future.

                  Possible  Resales  Under  Rule 144.  All of the  approximately
3,000,000 shares of the Company's common stock held by the Company's officers, directors and principal (10%) stockholders and all shares of common stock issuable upon exercise of outstanding stock options which have been and mat be granted under the Company's incentive stock option plan have not been registered under the Act, but may, under certain circumstances, be available for public sale by means of ordinary brokerage transactions in the open market pursuant to Rule 144, promulgated under the Act, subject to certain limitations. In general, under Rule 144, a person (or persons whose shares are aggregated) who has satisfied a one-year holding period may, under certain circumstances, sell within any three-month period a number of securities which does not exceed the greater of 1% of the then outstanding shares of common stock or the average weekly trading volume of the class during the four calendar weeks prior to such sale. Rule 144 also permits, under certain circumstances, the sale of securities, without any limitation, by a person who is not an affiliate of the Company and who has satisfied a two-year holding period. Any substantial sale of the Company's common stock pursuant to Rule 144 may have an adverse effect on the market price of the Unit Shares.

                  Potential Effect of Penny Stock Rules on Liquidity of Shares. If the Company's securities are not listed on NASDAQ or certain other national securities exchanges and the price thereof falls below $5.00, then subsequent purchases of such securities will be subject to the requirements of the penny stock rules absent the availability of another exemption. The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in "penny stocks." Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system). The penny stock rules require a broker-dealer to deliver a standardized risk disclosure document required by the SEC, to provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, monthly account statements showing the market value of each penny stock held in the customer's account, to make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. If the Company's securities become subject to the penny stock rules, investors in this Offering may find it more difficult to sell their securities. If the Company's securities were subject to the existing or proposed regulations on penny stocks, the market liquidity for the Company's securities could be severely and adversely affected by limits on the ability of broker/dealers to sell the Company's securities and the ability of purchasers in this Offering to sell their securities in the secondary market.

                  Limitation on Directors' Liabilities under Delaware Law. Pursuant to the Company's Certificate of Incorporation and under Delaware law, directors of the Company are not liable to the Company or its stockholders for monetary damages for breach of fiduciary duty, except for liability in connection with a breach of duty of loyalty, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for dividend payments or stock repurchases illegal under Delaware law or any transaction in which a director has derived an improper personal benefit.

                  Authorization and Discretionary Issuance of Preferred Stock. The Company's Certificate of Incorporation authorizes the issuance of "blank check" preferred stock with such designations, rights and preferences as may be determined from time to time by the Board of Directors. Accordingly, the Board of Directors is empowered, without stockholder approval, to issue preferred stock with dividends, liquidation, conversion, voting or other rights which could adversely affect the relative voting power or other rights of the holders of the Company's common stock. In the event of issuance, the preferred stock could be used, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company, which could have the effect of discouraging bids for the Company and thereby prevent stockholders from receiving the maximum value for their shares. Although the Company has no present intention to issue any shares of its preferred stock, there can be no assurance that the Company will not do so in the future.

         6. The Company's Representations and Warranties. The Company hereby represents and warrants to the Subscriber as follows:

                  (a) The Company is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware with full power and authority to conduct its business;

                  (b) The Company has the corporate power to execute, deliver and perform this Agreement in the time and manner contemplated, and has taken all requisite corporate action to issue and deliver the Unit Shares and the Warrant to the Subscriber and to execute and perform the Escrow Agreement; and

                  (c) The Unit Shares and the Warrant Shares will be, upon issuance and delivery to the Subscriber, duly and validly issued, fully paid and non-assessable with no personal liability attaching to the ownership thereof.

         7.  Subscriber's   Representations,   Warranties  and  Covenants.   The
Subscriber hereby represents and warrants to and covenants with the Company as follows:

                  (a) The Subscriber: (i) is over the age of 21; (ii) has adequate means of providing for the Subscriber's current needs and possible contingencies, and the Subscriber has no need for liquidity of the Subscriber's investment in the Company; (iii) can bear the economic risk of losing the Subscriber's entire investment in the Units; (iv) has such knowledge and experience in business and financial matters that the Subscriber is capable of evaluating the relative risks and merits of the Subscriber's investment in the Units; (v) has reviewed the definition of "Accredited Investor" under the Act as set forth on Exhibit "C" annexed hereto and incorporated herein by reference and affirms that the Subscriber is an "Accredited Investor"; (vi) has not relied upon any oral statements or representations by the Company or its principals; and (vii) understands the undercapitalized and speculative nature of the Company's business as well as the uncertainty attendant upon the Company's ability to reach profitability within the foreseeable future;

                  (b) The Subscriber has had an opportunity to ask questions of and receive answers from the Company or a person or persons acting on its behalf, concerning the terms and conditions of this investment and the content of the exhibits annexed hereto;

                  (c) The Subscriber's compliance with the terms and conditions of this Agreement will not conflict with any instrument or agreement pertaining to the Units or the transactions contemplated herein; and will not conflict in, result in a breach of, or constitute a default under any instrument to which the Subscriber is a party or the Units are the subject;

                  (d) The Subscriber will seek the Subscriber's own legal, tax and investment advice concerning tax implications attendant upon the purchase of the Units and understands and accepts that the Company is relying upon this representation insofar as disclosure of legal, tax and investment matters is concerned;

                  (e) The Subscriber acknowledges, accepts and understands that:
(i) the Unit Shares and the Warrant Shares will be 'restricted securities' as that term is defined under the Act; (ii) the Subscriber will be acquiring the Units (as well as the Unit Shares and the Warrant Shares) solely for the Subscriber's own account, for investment purposes and without a view towards the resale or distribution thereof; (iii) the Subscriber will hold the Unit Shares and the Warrant Shares for the applicable one year holding period proscribed by Rule 144 under the Act; and (iv) any sale of the Unit Shares and/or the Warrant Shares will be accomplished only in accordance with the Act or the rules and regulations of the SEC adopted thereunder. In addition, the Subscriber hereby consents to the imprinting of a standard form of restrictive legend on all certificates representing the Unit Shares and the Warrant Shares as well as the imposition of a standard form of stop transfer order against the Unit Shares and the Warrant Shares on the books and records of the Company's transfer agent;

                  (f) The Subscriber understands that the Company is under no obligation to register the Unit Shares or the Warrant Shares under the Act or to comply with the requirements for any exemption which might otherwise be available, or to supply the Subscriber with any information necessary to enable the Subscriber to make routine sales of the Unit Shares and/or the Warrant Shares under Rule 144 or any other rule of the Rules and Regulations of the SEC adopted under the Act; and

                  (g) If the Subscriber is a corporation, partnership, trust or any unincorporatedassociation: (i) the person executing this Agreement does so with full right, power and authority to make this investment; (ii) that such entity was not formed for the specific purpose of making an investment in the Company; and (iii) that all further representations and warranties made herein are true and correct with respect to such corporation, partnership, trust and unincorporated association.

         The foregoing representations and warranties are true and accurate as of the date hereof and shall be true and accurate as of the date of delivery of the subscription to the Company and shall survive such delivery. If, in any respect, such representations and warranties shall not be true and accurate, the Subscriber shall give written notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefor.

         8. Responsibility. The Company or its officers and directors shall not be liable, responsible or accountable in damages or otherwise to Subscriber for any act or omission performed or omitted by them in good faith and in a manner reasonably believed by them to be within the scope of the authority granted to them by this Agreement and in the best interests of the Company provided they were not guilty of gross negligence, willful or wanton misconduct, fraud, bad faith or any other breach of fiduciary duty with respect to such acts or omissions.

         9. Registration of the Warrant Shares. The Company has undertaken to utilize its best efforts to include the Warrant Shares in the first registration statement filed by the Company with the SEC under the Act. The terms and conditions of the Company's undertaking are set forth in the Warrant.

         10.  Miscellaneous.

         (a) This Agreement shall be deemed to have been made in and shall be governed by and interpreted under and construed in all respects in accordance with the laws of the State of New Jersey, irrespective of the place of domicile or residence of any Subscriber. In the event of a controversy arising out of the interpretation, construction, performance or breach of this Agreement, the Company and the Subscriber hereby agree and consent to the jurisdiction and venue of the United States District Court for the Northern District of New Jersey; and further agree and consent that personal service or process in any such action or proceeding outside of the State of New Jersey and Essex County shall be tantamount to service in person within Essex County, New Jersey, and will confer personal jurisdiction and venue on the aforesaid Court;

                  (b) The Company and the Subscriber  hereby  covenant that this
Agreement  is  intended  to  and  does  contain  and  embody  herein  all of the understandings and Agreements, both written or oral, of the Company and the Subscriber with respect to the subject matter of this Agreement, and that there exists no oral agreement or understanding, express or implied liability, whereby the absolute, final and unconditional character and nature of this Agreement shall be in any way invalidated, empowered or affected. There are no representations or warranties other than those set forth herein;

                  (c)  The  headings  of  this   Agreement  are  for  convenient
reference only and they shall not limit or otherwise affect the interpretation or effect of any terms or provisions hereof;

                  (d) This Agreement shall not be changed or terminated orally except as set forth herein. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the successors and assigns of the Company and the heirs, executors, administrators and assigns of the Subscriber; and

                  (e) A modification or waiver of any of the provisions of this Agreement shall be effective only if made in writing and executed with the same formality as this Agreement. The failure of either the Company or the Subscriber to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature, or of any other nature or kind.

            [the rest of this page has intentionally been left blank]

12. Subscription Application. The Subscriber hereby offers to purchase and subscribe to______ Units; and encloses payment of $25,000 for each Unit subscribed for herein.

                                       SIGNATURE PAGE

                                       For Individuals

                                       ----------------------------------
                                       Signature of Individual Subscriber

                                       ----------------------------------
                                       Name of Subscriber (please print)


                                       ----------------------------------
                                       Street Address - Residence (please print)


                                       ----------------------------------
                                       City, State and Zip Code (please print)


                                       Social Security Number

                                       -----------------------------------

                                       AGREED TO AND ACCEPTED:

                                       Power Efficiency Corporation

                                       BY:
                                       -----------------------------------
                                       Nicholas Anderson, President

12. Application for Partnership Subscribers. The Subscriber hereby offers to purchase and subscribe to______ Units; and encloses payment of $25,000 for each Unit subscribed for herein.


                                  SIGNATURE PAGE

                                  For Partnership

                                  ----------------------------------
                                  Name of Partnership (please print)


                                  BY:_______________________________
                                        Signature of General Partner

                                  --------------------------------
                                  Name and Title of Authorized
                                  Signatory (please print)

                                  ---------------------------------
                                  Business Address (please print)


                                  ----------------------------------
                                  City, State and Zip Code (please print)

                                  Tax Identification Number

                                  -----------------------------------

                                  AGREED TO AND ACCEPTED:

                                  Power Efficiency Corporation

                                  BY:
                                  -----------------------------------
                                   Nicholas Anderson, President

         12. Application for Corporate Subscribers. The Subscriber hereby offers to purchase and subscribe to______ Units; and encloses payment of $25,000 for each Unit subscribed for herein.


                                    SIGNATURE PAGE

                                    For Corporation

                                    ----------------------------------
                                    Name of Corporation

                                    BY:_______________________________
                                      Signature of Executive Officer

                                    --------------------------------
                                     Name and Title of Authorized
                                     Signatory (please print)

                                    ---------------------------------
                                    Business Address (please print)


                                    ----------------------------------
                                     City, State and Zip Code (please print)

                                    Tax Identification Number

                                    -----------------------------------

                                    AGREED TO AND ACCEPTED:

                                    Power Efficiency Corporation

                                    BY:
                                    -----------------------------------
                                         Nicholas Anderson, President

                                   EXHIBIT "A"

                                ESCROW AGREEMENT

ESCROW AGREEMENT made this ___ day of May 2000 between Power Efficiency Corporation., a publicly owned Delaware corporation with temporary principal offices c/o 4220 Varsity Drive, Suite E, Ann Arbor, MI 48108 (the "Company"), the individual, firm or entity indicated on the last page of this Agreement (the "Investor") and Lester Yudenfriend, Esq., with office at 1133 Broadway, Suite 321, New York, New York 10010 (the "Escrowee"). The Company, the Investor and the Escrowee are sometimes collectively referred to as the "Parties".

                              W I T N E S S E T H :

         WHEREAS, the Company intends to conduct a private offering consisting of a minimum of 12 and a maximum of 40 units at a purchase price of $25,000 per unit (the "Units"). Each Unit to be comprised of 25,000 authorized but unissued shares of the Company's Common Stock, $.001 par value per share, offered at $1.00 per Share, and a five year warrant to purchase 25,000 additional shares of the Company's Common Stock, $.001 par value per share at $3.00 per Warrant Share during the first year of the term of this Warrant expiring on the first anniversary of the date hereof, $4.00 per Warrant Share during the second year expiring on the second anniversary of the date hereof, and $5.00 per Warrant Share during the third year expiring on the third anniversary of the date hereof during the first year, $4.00 per Warrant Share during the second year and $5.00 per Warrant Share during the third year (the "Warrant"); and

         WHEREAS, the sale of the Units shall be offered buy the Company only to and consummated strictly with "Accredited Investors" as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "Offering"); and

         WHEREAS, the Company is conducting the Offering on a best efforts basis, with a minimum $300,000 and a maximum of $1,000,000 to be invested in the Units; and

         WHEREAS, in accordance with the terms and conditions enumerated in the Company's Private Placement Memorandum dated May 16, 2000 to which this agreement (the "Escrow Agreement") is attached as an exhibit (the "Memorandum"), the Company proposes to establish an escrow arrangement with the Escrowee; and

         WHEREAS, the Escrowee has agreed to act as escrow agent in connection with the deposit by the Company with the Escrowee of the funds received from subscribers to the Offering (the "Funds") on the terms and subject to the conditions hereinafter set forth.

         NOW, THEREFORE, it is agreed as follows:

         1. Establishment of Escrow. By virtue of their respective execution of this Escrow Agreement, the Company's causing the delivery of the Funds to the Escrowee, and the Escrowee's acceptance of the Funds, the Parties hereby create the escrow made the subject of this Escrow Agreement and the Company hereby authorizes the Escrowee to utilize, transfer and disburse the Funds as hereinafter provided.

         2. Terms of the Escrow. Commencing with the execution of this Escrow Agreement and until the sale of a minimum of 12 Units or 60 days from May 8, 2000 (unless extended by mutual consent of the Company and Control) whichever sooner occurs (the "Termination Date"), the Escrowee shall act as escrow agent. The Escrowee agrees to receive and disburse the Documents (hereinafter defined) and the proceeds from the sale of the Units in accordance with the following conditions:

                  A. All monies received in connection with the sale of Units shall be deposited in an attorney's escrow account to be established for this purpose by the Escrowee at the European American Bank, 1107 Broadway, New York, New York 10010 in accordance with applicable New York law (the "Escrow Account"). Prior to the making of each deposit, the Company shall have caused each subscriber (whether an individual, a firm or an entity) to the Units (the "Subscribers") to deliver to the Escrowee: (i) a copy of the signature page of the Company's subscription agreement duly executed by the Subscriber and the Company; and (ii) a copy of the signature page of the Escrow Agreement duly executed by the Subscriber and the Company (hereinafter collectively referred to as the "Documentation"). Thereafter, and upon the deposit of Funds in the minimum sum of $300,000, the Escrowee shall deliver to the Company a list containing the name, address and amount received from each Subscriber to the Units and number of Units or part thereof to which said individual, firm or entity has subscribed. The Company shall then, as soon as practicable, return to the Escrowee: (i) a stock certificate duly signed by the President and Secretary of the Company; and (ii) a Warrant duly signed by the President of the Company (hereinafter collectively referred to as the "Final Documentation"). Promptly upon receipt of the Final Documentation, the Escrowee shall cause the Final Documentation to be duly delivered to the Subscribers via certified mail, return receipt requested or overnight package deliver service.

                  b. In the event that a minimum of $300,000, representing an aggregate of 12 Units shall have been sold and the monies corresponding to such sales shall have been deposited in the Escrow Account, together with the Final Documentation on or before the Termination Date, then the initial terms of the escrow created hereby shall be deemed to have been satisfied. Thereafter, the Escrowee shall be authorized and directed to disburse the Funds and the Units as hereinafter enumerated.

                  c. At such time as minimum of $300,000 shall be deposited in the Escrow Account, the Escrowee shall: (i) pay to the Escrowee the sum of $1,500 together with such disbursements as shall have been incurred by the Escrowee (the "Escrow Costs"); and (ii) cause the due issuance and delivery to each Subscriber of his, her or its Unit(s) . After disbursing the Escrow Costs and issuing the Units to the Subscribers, the Escrowee shall pay the remainder of the Funds to the Company via a check drawn on the Escrow Account. The foregoing is hereinafter referred to as the (the "Initial Closing"). Thereafter, upon receipt of additional Funds totaling $700,000 or at least every two weeks, the Escrowee shall issue Units to new Subscribers and disburse Funds to the Company ("Subsequent Closings").

                  d. In the event that a minimum of $300,000, representing an aggregate of 12 Units, shall not have been sold and the monies corresponding to such sales shall not have been deposited in the Escrow Account, together with the Final Documentation on or before the Termination Date, then the Escrowee is hereby authorized promptly, after the Termination Date, to return to the Subscribers the amounts theretofore paid by them to the Escrowee and deposited in the Escrow Account. Such return is to be made without interest thereon or deduction therefrom.

                  e. Upon the happening of either of the events as specified above, (a) namely, that a minimum of $300,000, representing an aggregate of 12 Units shall have been sold, the monies corresponding to such sales shall have been deposited in the Escrow Account together with the Final Documentation on or before the Termination Date, the holding of the Initial Closing and Subsequent Closings and the disbursement of the Funds and the issuance and delivery of the Units as hereinabove set forth in Sections 2b and 2c, or, in the alterative, (b) that a minimum of $300,000, representing an aggregate of 12 Units shall not have been sold before the Termination Date, the repayment to the Subscribers of the amounts theretofore paid by them to the Escrowee (as provided in paragraph 2d), then the Escrowee shall be relieved of all liabilities in connection with the Funds; the Escrowee shall be automatically discharged without notice to the Company, and this Escrow Agreement shall forthwith terminate and become null and void.

         3. Indemnification. The Company and the Subscriber(s) hereby jointly and severally agree to indemnify and hold harmless the Escrowee from and against any and all liability, cost, expense, damage, action or other charges which may be imposed upon or incurred by Escrowee in connection with the performance of its duties hereunder (which performance shall be at no expense to the Escrowee), except with respect to any liability, costs, expenses, damages, actions or other charges incurred as a result of the Escrowee's bad faith, gross negligence or willful disregard of the provisions of this Escrow Agreement. Before being required to take any action, which in its reasonable opinion might subject it to liability or expense, the Escrowee may require that it be furnished with indemnity reasonably satisfactory to it and that the amount of any such reasonable expenses be advanced to it by the Company.

         4. Reliance Upon Documentation. The Escrowee shall incur no liability for any action taken or suffered in good faith. The Escrowee may conclusively rely upon and shall be protected in acting upon the Documentation, and/or the Final Documentation including any notice, request, consent, instruction or other instrument believed by the Escrowee in good faith to be genuine or to be signed by or presented by the proper person, or duly authorized or properly made. The Escrowee shall not be responsible for any of the representations or agreements contained in either the subscription agreement between the Company and the Subscriber (the "Subscription Agreement"), the Note, the Warrant or for the performance of any other similar agreement(s), except the performance of Escrowee's express duties as set forth herein; and the Escrowee shall not be required to take any action other than in accordance with the terms hereof. No amendment or modification of the Subscription Agreement, the Note or the Warrant [or any collateral documents] shall affect the rights and duties of the Escrowee without its prior written consent.

         5. Engagement of Counsel. If the Escrowee is in doubt as to any action which it should take under the terms hereof, it may employ legal counsel to render an opinion on any or all questions it may have and may take action on such opinion without being liable for damages to the Company and/or the Subscribers, or their legal representatives, successors and assigns. The reasonable cost of employment of counsel by the Escrow Agent for such opinion shall be borne jointly and severally by the Company and the Subscriber(s). The Escrowee, being a law firm, shall have the right to advise and represent itself and, in such event, the value of its services, calculated in accordance with its then current hourly billing rates, shall be paid by the Company and the Subscriber(s). The obligation of the Company and the Subscriber(s) for payment of such fees and disbursements shall be joint and several. The Escrowee shall also, in such instances, be entitled to refrain from taking any action other than to keep safely the Funds until the Escrowee shall be instructed otherwise by both the Company and the Subscriber(s), or by final judgment of a court of competent jurisdiction.

         6. Resignation. The Escrowee serving under this Escrow Agreement shall have the right to resign as Escrowee at any time by notifying the Company and any Subscriber(s) with respect to which the Escrowee is still holding Funds, in writing. Such resignation shall become effective upon the first to occur of (i) thirty (30) days after the date of such written resignation, or (ii) the designation of a qualified replacement Escrowee and its acceptance of the terms and conditions of this Escrow Agreement. A duly licensed member of the bar of the State of New York shall be deemed a qualified replacement.

         7. Discharge. Upon dispensing of the escrowed Funds in accordance with the provisions of this Escrow Agreement, the Escrowee shall automatically be relieved and discharged of all claims and liabilities relating to said escrowed Subscriptions and shall not be subject to claims or surcharges made by or on behalf of either the Company or the Subscriber(s).

         8. Representations and Warranties. In order to implement the operation of this Escrow Agreement, the Parties hereby jointly and severally represent as follows:

                  a. The execution, delivery and performance of this Escrow Agreement, in the time and manner herein specified, will not conflict with, result in a breach of, or constitute a default under any existing agreement, indenture, or other instrument to which either the Company or the Escrowee is a party or by which any such entity may be bound or affected;

                  b. Both the Company or the Escrowee have full legal authority to enter into this Escrow Agreement and to perform the same in the time and manner contemplated;

                  c. This Escrow Agreement has been submitted to, ratified and approved by the Board of Directors of the Company: and

                  d. The Company will cause all checks received from subscribers to the Offering and representing the Funds to be deposited with the Escrowee in the Escrow Account.

         9. Amendment. This Escrow Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties hereto.

         10. Waiver. At any time prior to the Termination Date, the Parties hereto, may: (i) extend the time for the performance of any Party; (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto; and (iii) waive compliance with any of the agreements or conditions contained herein. The failure of any Party to insist upon strict performance of any of the provisions of this Escrow Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature or of any of provision, term, condition, warranty, representation or guaranty contained herein.

         11. Binding Effect. All of the terms and provisions of the Escrow Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the Parties hereto and their respective successors. This Escrow Agreement shall not be assignable under any circumstances.

         12. Entire Agreement. Each of the Parties hereto, covenants that this Escrow Agreement is intended to and does contain and embody herein all of the understandings and agreements, both written and oral, of the Parties hereby with respect to the subject matter of this Escrow Agreement and that there exists no oral agreement or understanding express or implied, whereby the absolute, final and unconditional character and nature of this Escrow Agreement shall be in any way invalidated, impaired or affected.

         13. Governing Law. This Escrow Agreement shall be governed by and interpreted under and construed in all respects in accordance with the laws of the State of New York, irrespective of the place of domicile or residence of any Party.

         14. Arbitration. The parties agree that in the event of a controversy arising out of the interpretation, construction, performance or breach of the Escrow Agreement, any and all claims arising out of or relating to this Escrow Agreement shall be settled by arbitration according to the Commercial Arbitration Rules of the American Arbitration Association located in New York City before a single arbitrator, except as provided below. The decision of the arbitrator(s) will be enforceable in any court of competent jurisdiction. The Parties hereby agree and consent that service of process in any such arbitration proceeding outside the City of New York shall be tantamount to service in person within New York, New York and shall confer personal jurisdiction on the American Arbitration Association. In any dispute where a Party seeks Fifty Thousand Dollars ($50,000.00) or more in damages, three (3) arbitrators will be employed. In resolving all disputes between the Parties, the arbitrators will apply the law of the State of New York, except as may be modified by this Escrow Agreement. The arbitrators are, by this Escrow Agreement, directed to conduct the arbitration hearing no later than three (3) months from the service of the statement of claim and demand for arbitration unless good cause is shown establishing that the hearing cannot fairly and practically be so convened. The arbitrators will resolve any discovery disputes by such prehearing conferences as may be needed. The Parties agree that the arbitrators and any counsel of record to the proceeding will have the power of subpoena process as provided by law. Notwithstanding the foregoing, if a dispute arises out of or related to this Escrow Agreement, or the breach thereof, before resorting to arbitration the Parties agree first to try in good faith to settle the dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association. The costs and fees of arbitration levied by the American Arbitration Association shall be assessed as directed by the arbitrator(s).

         15. Originals. This Escrow Agreement may be executed in counterparts each of which so executed shall be deemed an original and constitute one and the same agreement.

         16. Addresses of the Parties. Each Party shall at all times keep the other Party informed of its principal place of business if different from that stated herein, and promptly notify the other of any change of address.

         17. Notices. Any notice required or contemplated by this Escrow Agreement shall be deemed sufficiently given when delivered in person, transmitted by facsimile (if followed by a copy by mail within three (3) business days) or sent by registered or certified mail or priority overnight package delivery service to the address of the Party entitled to notice as appearing on the first page of this Escrow Agreement or at such other address as the same may designate in a notice for that purpose. All notices shall be deemed to have been made upon receipt, in the case of mail, personal delivery or facsimile, or on the next business day, in the case of priority overnight package delivery service.

                  IN WITNESS WHEREOF, the Parties have executed this Escrow Agreement as of the day and year first above written.

Power Efficiency Corporation

By:
-------------------------------------------
      Nicholas  Anderson, President


-------------------------------------------
Lester Yudenfriend, Esq., as Escrowee Only

                        ESCROW AGREEMENT SIGNATURE PAGE:



FOR INDIVIDUAL INVESTORS:

-------------------------------------------
Signature

-------------------------------------------
Print name

-------------------------------------------
Print Street Address


-------------------------------------------
Print City, State and Zip Code

FOR CORPORATE INVESTORS:



Name of Corporation

BY:
-------------------------------------------
      Signature of Executive Officer or Manager


-------------------------------------------
Print Name and Title of Authorized Signatory


-------------------------------------------
Print Business Address


-------------------------------------------
Print City, State and Zip Code

                                    EXHIBIT B

                          COMMON STOCK PURCHASE WARRANT

THE WARRANT EVIDENCED BY THIS CERTIFICATE AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE WARRANT OR SHARES OF SUCH COMMON STOCK MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF UNLESS A REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO SUCH DISPOSITION IS THEN IN EFFECT OR UNLESS THE PERSON PROPOSING TO MAKE THE DISPOSITION SHALL FURNISH, WITH RESPECT TO SUCH DISPOSITION, AN OPINION OF COUNSEL SATISFACTORY TO POWER EFFICIENCY CORPORATION TO THE EFFECT THAT SUCH SALE, TRANSFER, ASSIGNMENT OR OTHER DISPOSITION WILL NOT INVOLVE ANY VIOLATION OF THE REGISTRATION PROVISIONS OF THE ACT (OR ANY SUPERSEDING STATUTE) OR ANY APPLICABLE STATE SECURITIES LAWS.

                          POWER EFFICIENCY CORPORATION
                             STOCK PURCHASE WARRANT

                                  COMMON STOCK

Warrant No. PEC-1                                  No. of Shares - Up to 25,000

                    This certifies that, for value received,

                         ------------------------------
                             Name of Warrant holder


or his, her or its assigns (the "Holder"), is entitled, subject to the terms and conditions hereinafter set forth at any time after the date of the Exercise Event Notice (as that term is hereinafter defined in Section 1 hereof) but before 5:00 o'clock p.m., New York time, on the third anniversary of the date of this warrant (the "Warrant") but not thereafter (the "Expiration Date"), to purchase up to 25,000 shares of common stock, $.001 par value per share("Warrant Shares"), of Power Efficiency Corporation, a Delaware corporation with temporary offices c/o 4220 Varsity Drive, Suite E, Ann Arbor, Michigan 48108 (the "Company"), such number of Warrant Shares being subject to adjustment upon the occurrence of the contingencies set forth in this Warrant. This Warrant shall be exercisable at a price of $3.00 per Warrant Share during the first year of the term of this Warrant expiring on the first anniversary of the date hereof, $4.00 per Warrant Share during the second year expiring on the second anniversary of the date hereof, and $5.00 per Warrant Share during the third year expiring on the third anniversary of the date hereof (the "Exercise Price").

         Upon delivery of this Warrant duly executed, together with payment of the Exercise Price for the Warrant Shares thereby at 4220 Varsity Drive, Suite E, Ann Arbor, Michigan 48108, or at such other address as the Company may designate by notice in writing to the Holder of the Warrant Shares so purchased. All Warrant Shares which may be issued upon the exercise of this Warrant will, upon issuance, be fully paid and non-assessable and free from any taxes, liens, and charges with respect thereto.

         This Warrant is subject to the following terms and conditions:

         1. Exercise of The Warrant. This Warrant may be exercised by the Holder furnishing the Company with written notice of the Holder's intent to exercise at any time after issuance and delivery hereof and prior to 5:00 o'clock p.m., New York time, on the Expiration Date but not thereafter, as to all or any part of the number of whole Warrant Shares then subject hereto (the "Exercise Notice"). In case of any partial exercise of this Warrant, the Company shall execute and deliver a new Warrant of like tenor and date for the balance of the Warrant Shares purchasable hereunder. The Exercise Notice shall set a closing date not more than ten days thereafter but not later than the Expiration Date, where the Holder's purchase of the of the Warrant Shares shall take place (the "Closing Date"). On the Closing Date, the purchase of the Warrant Shares shall take place at the offices of the Holder's attorneys, Lester Yudenfriend, 1133 Broadway, Suite 321, New York, NY 10010. The Exercise Price shall be paid in lawful funds of the United States of America payable in cash or by certified or official bank check, said amount being subject to adjustments upon the occurrence of the contingencies set forth in this Warrant. In the event the Holder fails to exercise the Warrant and set a Closing Date before the Expiration Date, the Warrant shall expire, become non-exercisable and be of no further validity.

         2. Adjustment of Exercise Price and the Number of Shares Purchasable Hereunder. The Exercise Price and the number of Warrant Shares purchasable hereunder shall, upon the prior occurrence of an event enumerated in (a) and (b) of this Section 2 or an event numerated in Section 3 below (an "Exercise Event"), be subject to adjustment from time to time in accordance with the following provisions:

                  (a) In the event of any payment of any cash dividend or distribution of property by the Company otherwise than out of earned surplus, either tangible or intangible (other than distributions of the Warrant Shares), to the holders of the Company's common stock, the Exercise Price for the Warrant Shares then subject to this Warrant shall be reduced by the per share amount of such dividend or distribution when the Exercise Price is equal to the then par value of the common stock. If and when the Exercise Price is equal to the then par value of the common stock, the Holder shall be entitled to receive, concurrently with the holder of the common stock then outstanding, the per share amount of any such dividend or distribution with respect to the number of Warrant Shares then receivable upon exercise of this Warrant in the same manner and to the same extent as if the Holder were then the registered owner of the Warrant Shares then subject hereto. For purposes of this paragraph, the per share amount of any distribution of property shall be the fair market value thereof as determined by the Company's Board of Directors in good faith in the resolutions authorizing any such distribution.

                  (b) In the event the Company shall at any time issue any shares of its common stock as a stock dividend, the Exercise Price in effect immediately prior to such subdivision shall be proportionately decreased, and in the case the Company shall at any time combine the outstanding shares of its common stock, the Exercise Price in effect immediately prior to such combination shall be proportionately increased, effective from and after the record date of such subdivision or combination, as the case may be.

                  (c) No adjustment of the Exercise Price shall be made upon the subsequent issuance of any additional shares of the Company's common stock pursuant to the exercise of any such warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities.

         3. Reorganization, Reclassification, Consolidation or Merger. If at any time while this Warrant is outstanding there shall be any reorganization or reclassification of the common stock of the Company (other than a subdivision or combination of shares provided for in paragraph 2 above) or any consolidation or merger of the Company with another corporation, or the sale, lease or conveyance of the property of the Company as an entirely or substantially as an entirety, the holder of this Warrant shall thereafter be entitled to receive, during the term hereof and upon payment of the Exercise Price, the number of shares of stock or other securities or property of the Company or of the successor corporation resulting from such consolidation or merger, as the case may be, to which a holder of the common stock of the Company, deliverable upon the exercise of this Warrant, would have been entitled upon such reorganization, reclassification, consolidation, merger, sale, lease or conveyance; and in any such case, appropriate adjustment (as determined by agreement of the Board of Directors of the Company) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holder of this Warrant to the end that the provisions set forth herein (including the adjustment of the Exercise Price) shall thereafter be applicable, as property thereafter deliverable upon the exercise hereof.

         4. Notice of Adjustments. Upon any adjustment of the Exercise Price upon the exercise of this Warrant, then, and in each such case, the Company, within thirty days, may give written notice thereof to the Holder at the address of such holder as shown on the books of the Company, which notice shall state the Exercise Price as adjusted upon the exercise of this Warrant, setting forth in reasonable detail the facts and method of calculation of each.

         5. Charges, Taxes and Expenses. The issuance of certificates for Warrant Shares upon any exercise of this Warrant shall be made with charges to the holder hereof for any tax or other expense in respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Warrant holder, and such certificates shall be issued in the name of, or in such name or names as may be directed by , the holder of this Warrant; provided, however, that in the event that certificate for Warrant Shares are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be duly executed by the holder hereof in person or by an attorney duly authorized in writing.

         6. Certain Obligations of the Company. The Company agrees that it will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully-paid and non-assessable Warrant Shares at the Exercise Price as so adjusted.

     7. Restrictions on Transfer. The Warrant Shares issuable upon any exercise of this Warrant shall be restricted securities as that term is defined under the Act. In this regard, the Holder represents to the Company that upon the Holder's exercise of the Warrant the Holder: (i) will be acquiring the Warrant Shares for the Holder's own account for the purpose of investment and not with a view to or for resale in connection with any distribution thereof; (ii) will not offer to sell or otherwise transfer any of the Warrant Shares in violation of the Act; and (iii) agrees that the certificates representing the Warrant Shares shall be the subject of a stop transfer order on the books and records of the Company or its transfer agent and shall bear a standard form of restrictive legend.

         8. Notice to Warrant  Holder.  So long as this Warrant is  outstanding:
(i) if the Company shall pay any dividend or make any distribution upon the Company's common stock; or (ii) if the Company shall offer to the holders of its common stock for subscription or purchase by them any share of stock of any class or any other rights; or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into any corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then, in any such case, the Company may cause to be mailed by certified mail to the Holder, at least 15 days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reorganization, reclassification, consolidation, merger, sale, lease, transfer, dissolution, liquidation or winding up to take place and the date, if any is to be fixed, as of which the holders of common stock of record shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, lease, transfer, dissolution, liquidation or winding up.

     9. Miscellaneous. (a) The Company covenants that it will at all times reserve and keep available, solely for the purpose of issue upon the exercise hereof, a sufficient number of shares of its common stock to permit the exercise of the Warrant in full.

                  (b) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and the Holder.

                  (c) Prior to the due exercise of this Warrant, the Holder shall not be entitled to vote or receive dividends (except as provided in paragraph 2(a) hereof) or be deemed to be a shareholder of the Company for any purpose.

                  (d) This Warrant may be divided into separate Warrants covering a minimum of 10,000 shares of the common stock or any whole multiple thereof, for the total number of Warrant Shares then subject to this Warrant at any time, or from time to time, upon the request of the Holder and the surrender of the same to the Company for such purpose. Such subdivided Warrants shall be issued promptly by the Company following any such request and shall be of the same form and tenor as this Warrant, except for any requested change in the name of the Holder.

                  (e) Except as otherwise provided herein, this Warrant and all rights hereunder are transferrable by the Holder in person or by duly authorized attorneys on the books of the Company upon surrender of this Warrant, properly endorsed, to the Company. The Company may deem and treat the Holder at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

                  (f) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officers and its corporate seal to be affixed hereof.

May   , 2000

Power Efficiency Corporation

By:
    --------------------------------------------
     Nicholas Anderson, Chief Operating Officer

                               FORM OF AS SIGNMENT

             (Subject to the restrictions set forth in the Warrant.)

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________ the right represented by this Warrant to purchase __________ Shares of the Common Stock, $.001 par value per share of Power Efficiency Corporation to which this Warrant relates, and appoints
_______________, attorney to transfer said right on the books of said Corporation, with full power of substitution in the premises.

Dated:________________________                _____________________________
                                              (Signature must conform in all
                                               respects to name of holder as
                                               specified on the face of the
                                               Warrant)

                              FORM OF SUBSCRIPTION

                (To be signed only upon exercise of the Warrant.)

                        To: Power Efficiency Corporation

         The undersigned, the holder of this Warrant, hereby irrevocably elects to exercise the purchase rights represented by this Warrant for, and to purchase thereunder, pursuant to and in accordance with the terms of this Warrant, ___________ shares of common stock, $.001 par value per share of Power Efficiency Corporation, and herewith makes payment of $_______ therefor, and requests that the certificates for such Shares be issued in the name of and be delivered to ________________, whose address is ______________________________, and if such Shares shall not be all of the shares purchasable thereunder, that a new Warrant or like tenor for the balance of the shares purchasable hereunder be delivered to the undersigned.

Dated:________________________        _____________________________
                                      (Signature must conform in all
                                       respects to name of holder as
                                       specified on the face of the Warrant)

                                    EXHIBIT C

                        DEFINITION OF ACCREDITED INVESTOR

Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "Act") defines an "Accredited Investor" as any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the fol owing categories, at the time of the sale of the securities to that person:

     (i) Any bank or savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A), respectively, of the Act acting either in its individual or fiduciary capacity;

     (ii) Any broker dealer registered pursuant to Section 15 of the Securities Exchange Act ;

     (iii) Any insurance company as defined in Section 2(13) of the Act;

     (iv) Any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

     (v)  Any Small  Business  Investment  Company  licensed  by the U.S.  Small
          Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

     (vi) Any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and):

          (a) The investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser; or

          (b)  The  employee   benefit  plan  has  total  assets  in  excess  of
               $5,000,000; or

          (c) The plan is a self-directed plan with investment decisions made solely by persons who are "Accredited Investors" as defined under the 1933 Act.

     (vii)Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

   (viii) Any entity that has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring shares of the Company and is one or more of the following:

          (a) an organization described in Section 501(c)(3) of the Internal Revenue Code; or

          (b)  a corporation; or

          (c)  a Massachusetts or similar business trust; or

          (d)  a partnership.

     (ix) Any trust with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring shares of the Company and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in the shares;

     (x) Any natural person who, together with the person's spouse, have a net worth of at least $1,000,000 or the person, individually, has had net income of not less than $200,000 during the last two years, and reasonably anticipates that the person will have an income of at least $200,000 during the present year and the next year.

                                    EXHIBIT D

                                INVESTMENT LETTER

Board of Directors
Power Efficiency Corporation
4220 Varsity Drive, Suite E

Ann Arbor, MI 48108

Gentlemen:

         In connection with the purchase by the undersigned as of May , 2000 for one or more of the units being offered by Power Efficiency Corporation, a Delaware corporation (the "Company") and delivery to the undersigned (the "Units") and comprised of 25,000 authorized but unissued shares of the Company's Common Stock, $.001 par value per share ("Unit Shares"), and a five year warrant to purchase 25,000 additional shares of the Company's common stock, $.001 par value per share (the "Warrant Shares"), the undersigned for himself/itself, and his/its heirs, representatives, executors, administrators, successors and assigns, represents, warrants and agrees with the Company as follows with respect to the Units:

         1. The undersigned will be acquiring the Unit Shares and the Warrant Shares comprising the Units for investment and not with a view to the distribution thereof and is familiar with the meaning of such representation and covenants and understands the restrictions which are imposed thereby. More specifically, but without limitation, the undersigned understands that in the view of the Securities and Exchange Commission, one who acquires securities for investment is not exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), if he merely acquires such securities for resale upon the occurrence or non-occurrence of some predetermined event or for holding for a fixed or determinable period in the future.

         2. The undersigned will be acquiring the Unit Shares and the Warrant Shares comprising the Units solely for the undersigned's own account and no other person or entity has any direct or indirect beneficial ownership or interest therein.

         3. The Undersigned hereby represents and warrants that he has a net worth substantially in excess of the cost of the Units to the undersigned and in the event the undersigned shall incur a loss in the Units, it would not materially affect the undersigned's financial condition.

         4. The undersigned has been advised that in reliance on the representations, warranties and agreements herein made by the undersigned, the issuance, and delivery of the Unit Shares and the Warrant Shares comprising the Units to the undersigned will not be registered under the Act on the ground that the issuance thereof is exempt from registration by virtue of Sections 4(2) and/or 3(b) thereof.

         5. The undersigned represents to the Company that the undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating and understanding the merits and risks attendant upon the investment in the Company represented by the acquisition of the Units.

         6. The undersigned represents and warrants to the Company that the investment in the Company represented by the purchase of the Units came about as a result of direct communications between the Company and the undersigned, and did not result from any form of general advertising or general solicitation including but not limited to, advertisements or other communications in newspapers, magazines, or other media; broadcasts on radio or television, seminars or promotional meetings or any letter, circular or other written communication.

         7. The undersigned will hold the Unit Shares and the Warrant Shares comprising the Units for 12 months before any sale thereof under Rule 144.

                                           Very truly yours,

                                           -------------------------------------
                                           Signature of Subscriber


                                           -------------------------------------
                                           (Print) Name of Subscriber


                                           -------------------------------------
                                           (Print) Title of Authorized Signatory